UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2012

CIFC CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32551	20-2008622
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 Park Avenue, 5th Floor, New York, New York		10177
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 624-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 29, 2012, at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”), the stockholders of CIFC Corp. (the “Company”) approved a proposal to amend the CIFC Corp. 2011 Stock Option and Incentive Plan (the “Plan” and such amendment, the “Plan Amendment”). The Plan Amendment increased the aggregate number of shares authorized for issuance under the Plan by 1,650,000 shares to 4,181,929 shares of common stock. The Plan Amendment was designed to enhance the flexibility of the Board in granting stock options and other awards to the Company’s officers, employees, non-employee directors and other key persons and to ensure that the Company can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Board. The Board adopted the Plan Amendment on March 21, 2012, subject to shareholder approval at the 2012 Annual Meeting.

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the Plan Amendment attached as Appendix A to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2012 in connection with the 2012 Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Company’s 2012 Annual Meeting held on May 29, 2012.

Election of Directors

	Shares Voted For	Shares Withheld
Frederick Arnold	17,009,200	93,033
Samuel P. Bartlett	14,515,143	2,587,090
Michael R. Eisenson	16,583,271	518,962
Jason Epstein	14,514,409	2,587,824
Peter Gleysteen	16,696,937	405,296
Andrew Intrater	16,461,498	640,735
Paul F. Lipari	14,639,362	2,462,871
Robert B. Machinist	16,941,397	160,836
Tim R. Palmer	14,516,210	2,586,023
Frank C. Puleo	17,008,993	93,240

Approval of the First Amendment to CIFC Corp. 2011 Stock Option and Incentive Plan

Shares Voted For	15,681,303
Shares Voted Against	1,382,787
Abstentions	38,143

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

10.1	First Amendment to CIFC Corp. 2011 Stock Option and Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed with the SEC on April 19, 2012)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIFC CORP.

May 31, 2012	By:	/s/ Robert C. Milton

Name: Robert C. Milton
Title: General Counsel and Secretary